UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2019

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Item 5.07.Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust ("the Company") was held on May 9, 2019. As of the March 15, 2019, the record date for shareholders entitled to vote at the annual meeting, there were 82,623,570 common shares of beneficial interest ("Common Shares") outstanding and entitled to vote. Shareholders representing 79,075,528 Common Shares, or 95.70%, of the Common Shares outstanding as of the record date, either participated or were represented at the annual meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares. The proposals are described in the Company's definitive proxy statement for the annual meeting previously filed with the Securities and Exchange Commission on April 30, 2019. The following table sets forth the voting results of the proposals.

	Votes Cast			Broker
	For	Against	Abstentions	Non-Votes
Proposal 1 - Election of Trustees
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	77,368,871	651,402	1,572	1,053,683
Proposal 1b - Election of Trustee: Douglas Crocker II	61,776,117	16,212,956	32,772	1,053,683
Proposal 1c - Election of Trustee: Lorrence T. Kellar	75,770,497	2,218,057	33,291	1,053,683
Proposal 1d - Election of Trustee: Wendy Luscombe	61,280,799	16,708,574	32,472	1,053,683
Proposal 1e - Election of Trustee: William T. Spitz	76,347,844	1,641,229	32,772	1,053,683
Proposal 1f - Election of Trustee: Lynn Thurber	77,246,517	742,855	32,473	1,053,683
Proposal 1g - Election of Trustee: Lee S. Wielansky	76,056,068	1,963,686	2,091	1,053,683
Proposal 1h - Election of Trustee: C. David Zoba	62,126,696	15,862,377	32,772	1,053,683

Proposal 2 - Ratify BDO USA, LLP as Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2019	78,531,114	539,737	4,677	—

Proposal 3 - Approval, on a Non-Binding Advisory Basis, of the Compensation of Named Executive Officers	70,442,972	7,547,873	31,000	1,053,683

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: May 9, 2019	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Sr. Vice President and Chief Financial Officer